Exhibit 99.1
State Court National Prescription Opiate Litigation Case Citations as of August 29, 2019.
Cty. of Angelina v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 8/23/2019; Town of Canton v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Chicopee v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Framingham v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Gloucester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Haverhill v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Lynnfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Natick v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Salem v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Springfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Wakefield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Worcester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Summerville v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., 8/23/2019; City of North Las Vegas v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Las Vegas v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Henderson v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; Bowling Green-Warren County Cmty. Hosp. Corp., et al. v. Purdue Pharma L.P., et al., Ky. Cir. Ct., Cty. of Warren, 8/22/2019; Bd. of Cty. Comm’rs of Choctaw Cty. v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Choctaw Cty., 8/19/2019; Bd. of Cty. Comm’rs of Oklahoma Cty. v. McKesson Corp., et al., Okla. Dist. Ct., Choctaw Cty., 8/16/2019; Town of Mt. Pleasant v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., Charleston Cty., 8/16/2019; City of Charleston v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., Charleston Cty., 8/15/2019; Adams Cty. v. Purdue Pharma L.P., et al. Pa. Ct. of Com. Pl., Adams Cty., 8/6/2019; Pawnee Nation of Okla. v. Purdue Pharma L.P., et al., Okla. Dist Ct., Pawnee Cty., 7/30/2019; Thlopthlocco Tribal Town v. Purdue Pharma L.P., et al., Okla. Dist Ct., Creek Cty. 7/30/2019; Wasatch Cty. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Sac and Fox Nation v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Lincoln Cty., 7/26/2019; Osage Nation v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Osage Cty., 7/26/2019; Delaware Nation v. Purdue Pharma L.P., et al., Okla. Dist Ct., Caddo Cty., 7/26/2019; Apache Tribe of Oklahoma v. Purdue Pharma L.P., et al., Okla. Dist Ct., Caddo Cty., 7/26/2019; Cache County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Sevier County, et al. v. Purdue Pharma L.P., et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Washington County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Uintah County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Tooele County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Summit County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Weber County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Salt Lake County, et al. v. Richard S. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; City of North Charleston v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., Charleston Cty., 7/26/2019; Takoma Regional Hosp/, Inc., et al. v. Purdue Pharma L.P., et al., Tenn. Cir. Ct., Greene Cty., 7/12/2019; City of Albuquerque v. Purdue Pharma L.P., et al., N.M. 2d Jud. Dist. Ct., Cty. of Bernalillo, 7/9/2019; City of Santa Fe v. Purdue Pharma L.P., et al., N.M. 1st Jud. Dist. Ct., Cty. of Santa Fe, 7/9/2019; Mayor Peggy Knotts Barney v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 7/2/2019; Mayor Philip Bowers, on behalf of the City of Philippi v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 7/2/2019; Kingman Hosp., Inc., et al. v. Purdue Pharma L.P., et al., Ariz. Sup. Ct., Cty. of Mohave, 6/18/2019; Bd. of Cty. Comm’rs of Okfuskee Cty. v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Okfuskee Cty., 6/14/2019; Cty. of Williamson v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Cty. of Jim Wells, Texas v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 6/14/2019; Braxton Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Williamson Mem’l Hosp. LLC, et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Wetzel Cty. Hosp. Ass’n, et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Princeton Comm’n Hosp. Ass’n., Inc., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Grant ‘l Hosp., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Community Health Ass’n d/b/a Jackson General Hosp., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; State of Nevada , ex. rel. Aaron Ford, Attorney General v. McKesson Corp., et al., Nev. Dist. Ct., Clark Cty., 6/1/2019; City of Yonkers v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/29/2019; Cty. of Saluda v. Rite Aid of S.C., Inc. et al., S.C. Ct. Com. Pl. 11th Jud. Cir., 5/20/2019; Cty. of Clarendon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/20/2019; Cty. of Abbeville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/20/2019; Roane Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Spencer v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Jackson Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Ripley v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Ravenswood v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wood Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Williamstown v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wirt Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Elizabeth v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Pleasants Cty. Comm'n v. Mylan Pharm., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of St. Marys v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Ritchie Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Harrisville v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Com. Pl., 2d Jud. Cir.,

5/7/2019; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/7/2019; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Kershaw, et al. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 5th Jud. Cir., 5/7/2019; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/7/2019; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Chesterfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/7/2019; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/6/2019; Cty. of Horry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 5/6/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; Cty. of Lexington v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/2/2019; Cty. of Marion v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/2/2019; Cty. of Calhoun v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/2/2019; Cty. of Dillon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/2/2019; Cty. of Lancaster v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/2/2019; Cty. of Aiken v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/2/2019; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Edgefield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Florence v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/1/2019; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 18th Jud. Cir., 5/1/2019; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of McCormick v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Pickens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Spartanburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Sumter v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/1/2019; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud, Cir., 5/1/2019; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud. Cir., 5/1/2019; W. Va. Univ. Hosps. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Appalachian Reg’l Healthcare, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Bluefield Hosp. Co., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charleston Area Med. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Davis Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Broaddus Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Webster Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Grafton City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Greenbrier VMC., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Monongalia Cty. Gen. Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Preston Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Stonewall Jackson Mem’l Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Oak Hill Hosp. Corp. d/b/a Plateau Med. Ctr. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Camden-Clark Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charles Town Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Potomac Valley Hosp. of W. Va., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Reynolds Mem’l Hosp. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; St. Joseph’s Hosp. of Buckhannon, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; United Hosp. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; City of Cambridge v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Middlesex Cty., 4/12/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/1/2019; Town of Randolph v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Suffolk Cty., 3/27/2019; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Fire & Police Retiree Health Care Fund v. Sackler, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 3/26/2019; State of New Mexico, ex rel., Hector Balderas, Attorney General v. Purdue Pharma L.P., et al., N.M. Dist. Ct, 1st Jud. Dist., Santa Fe Cty., 3/6/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; Jefferson Cty., et al. v. Donnie E. Williams, M.D., et al., Mo. Cir. Ct., 22nd Judicial Dist., St. Louis Cty., 1/29/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/16/2019; Cty. Comm’n of Mason Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Barbour Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Chris Tatum on behalf of the Village of Barboursville v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Taylor Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Webster Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Don E. McCourt, on Behalf of the Town of Addison aka the Town of Webster Springs v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk

Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/15/2018; Delaware Cty. v. Purdue Pharma L.P., et al., Pa. Ct. of Com. Pl., Delaware Cty., 11/14/2018; Cty. of Carbon v. Purdue Pharma L.P., et al., Pa. Ct. of Com. Pl., Delaware Cty., 11/14/2018; Carpenters Health &Welfare Fund v. Purdue Pharma L.P., et al., Pa. Ct. of Cmty. Pleas, Del. Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.